Exhibit 99.1
                                                                    ------------

                              Verado Holdings, Inc
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                February 28, 2002
ASSETS

Cash and marketable securities                                                             54,876,820
Accounts receivable, net                                                                            -
Insurance proceeds receivable                                                                 887,000
Prepaid expenses and other (primarily retainers)                                              863,750
Note receivable and escrow related to 05/01 sale of a subsidiary                              797,450
Assets held for sale                                                                           71,875
                                                                            --------------------------

Total Assets                                                                               57,496,895
                                                                            ==========================

LIABILITIES
Accounts payable and other accrued liabilities                                              2,328,590         (1)
Long-term debt, net of current portion and discount                                       351,364,169
                                                                            --------------------------

Total Liabilities                                                                         353,692,758
                                                                            ==========================


(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                   Verado, Inc
                      Statements of Assets and Liabilities

                                                                                                  Balance at
                                                                                              February 28, 2002
ASSETS

Cash and marketable securities
Accounts receivable, net                                                                                  978,860
Insurance proceeds receivable
Prepaid expenses and other (primarily advance portion of lease payments and security deposits)            652,631
Note receivable related to  sale of assets                                                                500,000
Assets held for sale                                                                                    4,928,125
                                                                                             ---------------------

Total Assets                                                                                            7,059,616
                                                                                             =====================

LIABILITIES
Accounts payable and other accrued liabilities                                                            562,306        (1)
Secured claims not included in accounts payable                                                        10,173,942
                                                                                             ---------------------

Total Liabilities                                                                                      10,736,248
                                                                                             =====================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                          FirstWorld Internet Services
                      Statements of Assets and Liabilities

                                                                                    Balance at
                                                                                 February 28, 2002
ASSETS

Cash and marketable securities                                                                      -
Accounts receivable, net                                                                            -
Insurance proceeds receivable                                                                       -
Prepaid expenses and other (primarily retainers)                                                    -
Note receivable and escrow related to 05/01 sale of a subsidiary                                    -
Assets held for sale                                                                                -
                                                                              ------------------------

Total Assets                                                                                        -
                                                                              ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                 56,742         (1)
Long-term debt, net of current portion and discount                                                 -
                                                                              ------------------------

Total Liabilities                                                                              56,742
                                                                              ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                               FirstWorld Anaheim
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                February 28, 2002
ASSETS

Cash and marketable securities                                                                     -
Accounts receivable, net                                                                           -
Insurance proceeds receivable                                                                      -
Prepaid expenses and other (primarily retainers)                                                   -
Note receivable and escrow related to 05/01 sale of a subsidiary                                   -
Assets held for sale                                                                               -
                                                                             ------------------------

Total Assets                                                                                       -
                                                                             ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                40,315         (1)
Long-term debt, net of current portion and discount                                                -
                                                                             ------------------------

Total Liabilities                                                                             40,315
                                                                             ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                FirstWorld SoCal
                      Statements of Assets and Liabilities

                                                                                            Balance at
                                                                                        February 28, 2002
ASSETS

Cash and marketable securities                                                                              -
Accounts receivable, net                                                                                    -
Insurance proceeds receivable                                                                               -
Prepaid expenses and other (security deposits)                                                         17,000
Note receivable and escrow related to 05/01 sale of a subsidiary                                            -
Assets held for sale                                                                                        -
                                                                                     -------------------------

Total Assets                                                                                           17,000
                                                                                     =========================

LIABILITIES

Accounts payable and other accrued liabilities                                                              -
Long-term debt, net of current portion and discount
                                                                                     -------------------------

Total Liabilities                                                                                           -
                                                                                     =========================

                             FirstWorld Orange Coast
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                         February 28, 2002
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                 FirstWorld SGV
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                          February 28, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                             FirstWorld Engineering
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                         February 28, 2002
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                  ICI Holdings
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                          February 28, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                               FirstWorld Dial-Up
                      Statements of Assets and Liabilities

                                                                                              Balance at
                                                                                          February 28, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                              Verado Holdings, Inc
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                 March 31, 2002
ASSETS

Cash and marketable securities                                                             55,410,034
Accounts receivable, net                                                                            -
Insurance proceeds receivable                                                                 887,000
Prepaid expenses and other (primarily retainers)                                              863,750
Note receivable and escrow related to 05/01 sale of a subsidiary                              797,450
Assets held for sale                                                                           71,875
                                                                            --------------------------

Total Assets                                                                               58,030,109
                                                                            ==========================

LIABILITIES
Accounts payable and other accrued liabilities                                              2,371,096         (1)
Long-term debt, net of current portion and discount                                       351,364,169
                                                                            --------------------------

Total Liabilities                                                                         353,735,264
                                                                            ==========================

(1) Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                   Verado, Inc
                      Statements of Assets and Liabilities

                                                                                                Balance at
                                                                                              March 31, 2002
ASSETS

Cash and marketable securities
Accounts receivable, net                                                                                 198,655
Insurance proceeds receivable
Prepaid expenses and other (primarily advance portion of lease payments and security deposits)           652,631
Note receivable related to  sale of assets                                                               500,000
Assets held for sale                                                                                   3,609,298
                                                                                           ----------------------

Total Assets                                                                                           4,960,584
                                                                                           ======================

LIABILITIES
Accounts payable and other accrued liabilities                                                           562,306        (1)
Secured claims not included in accounts payable                                                       10,173,942
                                                                                           ----------------------

Total Liabilities                                                                                     10,736,248
                                                                                           ======================

(1) Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                          FirstWorld Internet Services
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                 March 31, 2002
ASSETS

Cash and marketable securities                                                                     -
Accounts receivable, net                                                                           -
Insurance proceeds receivable                                                                      -
Prepaid expenses and other (primarily retainers)                                                   -
Note receivable and escrow related to 05/01 sale of a subsidiary                                   -
Assets held for sale                                                                               -
                                                                             ------------------------

Total Assets                                                                                       -
                                                                             ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                56,742         (1)
Long-term debt, net of current portion and discount                                                -
                                                                             ------------------------

Total Liabilities                                                                             56,742
                                                                             ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                               FirstWorld Anaheim
                      Statements of Assets and Liabilities

                                                                                    Balance at
                                                                                  March 31, 2002
ASSETS

Cash and marketable securities                                                                      -
Accounts receivable, net                                                                            -
Insurance proceeds receivable                                                                       -
Prepaid expenses and other (primarily retainers)                                                    -
Note receivable and escrow related to 05/01 sale of a subsidiary                                    -
Assets held for sale                                                                                -
                                                                              ------------------------

Total Assets                                                                                        -
                                                                              ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                 40,315         (1)
Long-term debt, net of current portion and discount                                                 -
                                                                              ------------------------

Total Liabilities                                                                              40,315
                                                                              ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                FirstWorld SoCal
                      Statements of Assets and Liabilities

                                                                                            Balance at
                                                                                          March 31, 2002
ASSETS

Cash and marketable securities                                                                              -
Accounts receivable, net                                                                                    -
Insurance proceeds receivable                                                                               -
Prepaid expenses and other (security deposits)                                                         17,000
Note receivable and escrow related to 05/01 sale of a subsidiary                                            -
Assets held for sale                                                                                        -
                                                                                     -------------------------

Total Assets                                                                                           17,000
                                                                                     =========================

LIABILITIES

Accounts payable and other accrued liabilities                                                              -
Long-term debt, net of current portion and discount
                                                                                     -------------------------

Total Liabilities                                                                                           -
                                                                                     =========================

                             FirstWorld Orange Coast
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           March 31, 2002
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                 FirstWorld SGV
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           March 31, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                             FirstWorld Engineering
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           March 31, 2002
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                  ICI Holdings
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           March 31, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                               FirstWorld Dial-Up
                      Statements of Assets and Liabilities

                                                                                              Balance at
                                                                                           March 31, 2002
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                              Verado Holdings, Inc
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                 April 30, 2001
ASSETS

Cash and marketable securities                                                             57,140,912
Accounts receivable, net                                                                            -
Insurance proceeds receivable                                                                 887,000
Prepaid expenses and other (primarily retainers)                                              863,750
Note receivable and escrow related to 05/01 sale of a subsidiary                              797,450
Assets held for sale                                                                                -
                                                                            --------------------------

Total Assets                                                                               59,689,112
                                                                            ==========================

LIABILITIES
Accounts payable and other accrued liabilities                                              2,371,096         (1)
Long-term debt, net of current portion and discount                                       351,364,169
                                                                            --------------------------

Total Liabilities                                                                         353,735,264
                                                                            ==========================


(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                   Verado, Inc
                      Statements of Assets and Liabilities

                                                                                                Balance at
                                                                                              April 30, 2001
ASSETS

Cash and marketable securities
Accounts receivable, net                                                                                  63,125
Insurance proceeds receivable
Prepaid expenses and other (primarily advance portion of lease payments and security deposits)           652,631
Note receivable related to  sale of assets                                                               500,000
Assets held for sale                                                                                     500,000
                                                                                           ----------------------

Total Assets                                                                                           1,715,756
                                                                                           ======================

LIABILITIES
Accounts payable and other accrued liabilities                                                           665,590        (1)
Secured claims not included in accounts payable                                                       10,173,942
                                                                                           ----------------------

Total Liabilities                                                                                     10,839,532
                                                                                           ======================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                          FirstWorld Internet Services
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                 April 30, 2001
ASSETS

Cash and marketable securities                                                                     -
Accounts receivable, net                                                                           -
Insurance proceeds receivable                                                                      -
Prepaid expenses and other (primarily retainers)                                                   -
Note receivable and escrow related to 05/01 sale of a subsidiary                                   -
Assets held for sale                                                                               -
                                                                             ------------------------

Total Assets                                                                                       -
                                                                             ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                56,742         (1)
Long-term debt, net of current portion and discount                                                -
                                                                             ------------------------

Total Liabilities                                                                             56,742
                                                                             ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                               FirstWorld Anaheim
                      Statements of Assets and Liabilities

                                                                                   Balance at
                                                                                 April 30, 2001
ASSETS

Cash and marketable securities                                                                     -
Accounts receivable, net                                                                           -
Insurance proceeds receivable                                                                      -
Prepaid expenses and other (primarily retainers)                                                   -
Note receivable and escrow related to 05/01 sale of a subsidiary                                   -
Assets held for sale                                                                               -
                                                                             ------------------------

Total Assets                                                                                       -
                                                                             ========================

LIABILITIES
Accounts payable and other accrued liabilities                                                40,315         (1)
Long-term debt, net of current portion and discount                                                -
                                                                             ------------------------

Total Liabilities                                                                             40,315
                                                                             ========================

(1)Balance excludes certain unliquidated claims for which the Company is uncertain as to the total amount of the claim.

                                FirstWorld SoCal
                      Statements of Assets and Liabilities

                                                                                            Balance at
                                                                                          April 30, 2001
ASSETS

Cash and marketable securities                                                                              -
Accounts receivable, net                                                                                    -
Insurance proceeds receivable                                                                               -
Prepaid expenses and other (security deposits)                                                         17,000
Note receivable and escrow related to 05/01 sale of a subsidiary                                            -
Assets held for sale                                                                                        -
                                                                                     -------------------------

Total Assets                                                                                           17,000
                                                                                     =========================

LIABILITIES

Accounts payable and other accrued liabilities                                                              -
Long-term debt, net of current portion and discount
                                                                                     -------------------------

Total Liabilities                                                                                           -
                                                                                     =========================

                             FirstWorld Orange Coast
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           April 30, 2001
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                 FirstWorld SGV
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           April 30, 2001
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                             FirstWorld Engineering
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           April 30, 2001
ASSETS

Cash and marketable securities                                                                                -
Accounts receivable, net                                                                                      -
Insurance proceeds receivable                                                                                 -
Prepaid expenses and other (security deposits)                                                                -
Note receivable and escrow related to 05/01 sale of a subsidiary                                              -
Assets held for sale                                                                                          -
                                                                                     ---------------------------

Total Assets                                                                                                  -
                                                                                     ===========================

LIABILITIES

Accounts payable and other accrued liabilities                                                                -
Long-term debt, net of current portion and discount
                                                                                     ---------------------------

Total Liabilities                                                                                             -
                                                                                     ===========================

                                  ICI Holdings
                      Statements of Assets and Liabilities

                                                                                             Balance at
                                                                                           April 30, 2001
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                               FirstWorld Dial-Up
                      Statements of Assets and Liabilities

                                                                                              Balance at
                                                                                           April 30, 2001
ASSETS

Cash and marketable securities                                                                                 -
Accounts receivable, net                                                                                       -
Insurance proceeds receivable                                                                                  -
Prepaid expenses and other (security deposits)                                                                 -
Note receivable and escrow related to 05/01 sale of a subsidiary                                               -
Assets held for sale                                                                                           -
                                                                                     ----------------------------

Total Assets                                                                                                   -
                                                                                     ============================

LIABILITIES

Accounts payable and other accrued liabilities                                                                 -
Long-term debt, net of current portion and discount
                                                                                     ----------------------------

Total Liabilities                                                                                              -
                                                                                     ============================

                                                                 Statement of Operations
                                                                       Cash Basis
                                                                 Month Ended April 2002
                               ------------------------------------------------------------------------------------------------
                                                               FirstWorld     FirstWorld                           FirstWorld
                                   Verado                       Internet      Dial-Up,    FirstWorld   FirstWorld   Orange
                                Holdings, Inc.  Verado, Inc.  Services, Inc.    Inc.       Anaheim       SGV         Coast
                               ------------------------------------------------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                           61,598
  Interest                             86,661
  Asset Sales                                       710,666                                  58,814
  Lawsuit Settlement                                800,000
  Merchant Account Deposit             70,000
  Other                               132,839
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Total Revenue                         289,500     1,572,264              -           -       58,814           -            -
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                       189,460
  Data Center Costs                                   7,171
  Facilities                           16,118
  Property Insurance                    4,354
  Bankruptcy Mailings
  Professional Services                31,530
  Warehouse Costs                      26,790
  Other                                 3,620
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Total Operating Costs                  82,412       196,631              -           -            -           -            -
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------

                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Net Cash                              207,088     1,375,633              -           -       58,814           -            -
                               =============== ============= ==============  ==========  ===========  ==========  ===========

                               ---------------------------------------------------------
                                                               InteleNet
                                  FirstWorld  FirstWorld    Communications
                                    SoCal     Engineering        Inc.           Total
                               ---------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                                                       61,598
  Interest                                                                       86,661
  Asset Sales                                                                   769,480
  Lawsuit Settlement                                                            800,000
  Merchant Account Deposit                                                       70,000
  Other                                                                         132,839
                                 ----------- ------------- -----------------  ----------
Total Revenue                             -             -                 -   1,920,578
                                 ----------- ------------- -----------------  ----------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                                                   189,460
  Data Center Costs                                                               7,171
  Facilities                                                                     16,118
  Property Insurance                                                              4,354
  Bankruptcy Mailings                                                                 -
  Professional Services                                                          31,530
  Warehouse Costs                                                                26,790
  Other                                                                           3,620
                                 ----------- ------------- -----------------  ----------
Total Operating Costs                     -             -                 -     279,043
                                 ----------- ------------- -----------------  ----------

                                 ----------- ------------- -----------------  ----------
Net Cash                                  -             -                 -   1,641,535
                                 =========== ============= =================  ==========

                                                                     Statement of Operations
                                                                           Cash Basis
                                                                   Month Ended March 31, 2002
                               ------------------------------------------------------------------------------------------------
                                                               FirstWorld     FirstWorld                           FirstWorld
                                   Verado                       Internet      Dial-Up,    FirstWorld   FirstWorld   Orange
                                Holdings, Inc.  Verado, Inc.  Services, Inc.    Inc.       Anaheim       SGV         Coast
                               ------------------------------------------------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                          156,770
  Interest                             86,262
  Asset Sales                                     1,318,827                                 128,077
  Domain Name Sale                                   37,500
  Other                                37,088
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Total Revenue                         123,350     1,513,097              -           -      128,077           -            -
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                       866,822
  Data Center Costs                   141,835        45,653
  Facilities                            1,097
  Property Insurance                   29,694
  Bankruptcy Mailings                  83,250
  Professional Services                 8,470
  Warehouse Costs                      33,720
  Other                                 8,516        12,394
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Total Operating Costs                 306,582       924,869              -           -            -           -            -
                               --------------- ------------- --------------  ----------  -----------  ----------  -----------

                               --------------- ------------- --------------  ----------  -----------  ----------  -----------
Net Cash                             (183,232)      588,228              -           -      128,077           -            -
                               =============== ============= ==============  ==========  ===========  ==========  ===========

                               --------------------------------------------------------
                                                              InteleNet
                                 FirstWorld  FirstWorld    Communications
                                   SoCal     Engineering        Inc.           Total
                               --------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                                                     156,770
  Interest                                                                      86,262
  Asset Sales                                                                1,446,904
  Domain Name Sale                                                              37,500
  Other                                                                         37,088
                                ----------- ------------- -----------------  ----------
Total Revenue                            -             -                 -   1,764,524
                                ----------- ------------- -----------------  ----------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                                                  866,822
  Data Center Costs                                                            187,488
  Facilities                                                                     1,097
  Property Insurance                                                            29,694
  Bankruptcy Mailings                                                           83,250
  Professional Services                                                          8,470
  Warehouse Costs                                                               33,720
  Other                                                                         20,910
                                ----------- ------------- -----------------  ----------
Total Operating Costs                    -             -                 -   1,231,451
                                ----------- ------------- -----------------  ----------

                                ----------- ------------- -----------------  ----------
Net Cash                                 -             -                 -     533,073
                                =========== ============= =================  ==========

                                                                        Statement of Operations
                                                                              Cash Basis
                                                                     Month Ended Feburary 28, 2002
                                 --------------------------------------------------------------------------------------------------
                                                                        FirstWorld       FirstWorld
                                      Verado                             Internet         Dial-Up,      FirstWorld     FirstWorld
                                  Holdings, Inc.      Verado, Inc.     Services, Inc.       Inc.          Anaheim          SGV
                                 --------------------------------------------------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                                 322,651
  Interest                                118,621
  Asset Sales                                            2,818,720                                          109,316
  Insurance Reimbursement                 471,435
  Voided Checks                                            200,000
  Other                                    10,770
                                 -----------------  ---------------  -----------------  -------------  -------------  -------------
Total Revenue                             600,826        3,341,371                  -              -        109,316              -
                                 -----------------  ---------------  -----------------  -------------  -------------  -------------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                              597,682
  Data Center Costs                        53,123          150,776
  D&O Insurance                         1,700,000
  Facilities                                4,839
  Property Insurance                       50,084
  Legal Fees                              641,676
  Bondholder's Financial Advisor           88,096
  Employee Claim Escrow                   175,000
  Warehouse Costs                          45,000           75,000
  Other                                       385            8,327
                                 -----------------  ---------------  -----------------  -------------  -------------  -------------
Total Operating Costs                   2,758,204          831,785                  -              -              -              -
                                 -----------------  ---------------  -----------------  -------------  -------------  -------------

                                 -----------------  ---------------  -----------------  -------------  -------------  -------------
Net Cash                               (2,157,378)       2,509,586                  -              -        109,316              -
                                 =================  ===============  =================  =============  =============  =============

                                 -----------------------------------------------------------------------------------
                                    FirstWorld                                         InteleNet
                                      Orange       FirstWorld      FirstWorld         Communications
                                      Coast           SoCal        Engineering            Inc.             Total
                                 -----------------------------------------------------------------------------------
Revenues (Cash Receipts)
  Customer                                                                                                  322,651
  Interest                                                                                                  118,621
  Asset Sales                                                                                             2,928,036
  Insurance Reimbursement                                                                                   471,435
  Voided Checks                                                                                             200,000
  Other                                                                                                      10,770
                                  --------------  -------------  ---------------  --------------------  ------------
Total Revenue                                 -              -                -                     -     4,051,513
                                  --------------  -------------  ---------------  --------------------  ------------

Operating Costs (Disbursements)
  Payroll/Benefits/Processing                                                                               597,682
  Data Center Costs                                                                                         203,899
  D&O Insurance                                                                                           1,700,000
  Facilities                                                                                                  4,839
  Property Insurance                                                                                         50,084
  Legal Fees                                                                                                641,676
  Bondholder's Financial Advisor                                                                             88,096
  Employee Claim Escrow                                                                                     175,000
  Warehouse Costs                                                                                           120,000
  Other                                                                                                       8,712
                                  --------------  -------------  ---------------  --------------------  ------------
Total Operating Costs                         -              -                -                     -     3,589,989
                                  --------------  -------------  ---------------  --------------------  ------------

                                  --------------  -------------  ---------------  --------------------  ------------
Net Cash                                      -              -                -                     -       461,524
                                  ==============  =============  ===============  ====================  ============